RIDGEWORTH FUNDS

Supplement dated May 20, 2014 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2013

RidgeWorth Short-Term U.S. Treasury Securities Fund (A, C & I Shares)

On May 20, 2014, the Board of Trustees (the “Board”) of RidgeWorth Funds (the “Trust”) approved the reorganization of the RidgeWorth Short-Term U.S. Treasury Securities Fund (the “Fund”) into the RidgeWorth U.S. Government Securities Ultra-Short Bond Fund (the “Acquiring Fund”), a separate series of the Trust.

After careful review, the Board determined the reorganization to be in the best interests of the Fund’s shareholders. In making its determination, the Board considered that:

•	the Fund’s primary investment objective is substantially similar to that of the Acquiring Fund;

•	the Fund’s policies and strategies are similar to those of the Acquiring Fund;

•	the Fund’s fundamental investment limitations are the same as those of the Acquiring Fund;

•	the Acquiring Fund’s contractual advisory fee is lower than that of the Fund;

•	the Acquiring Fund has no 12b-1 fee, which is the same as or lower than the 12b-1 fee for each share class of the Fund;

•	the total operating expenses of the Acquiring Fund are lower than those of the Fund;

•	the reorganization is expected to be a tax-free event to shareholders of the Fund; and

•	economies of scale may result from the reorganization for shareholders of the Fund.

The reorganization is expected to be effective at the close of business on or about July 31, 2014. At that time, each shareholder of the A, C and I Shares of the Fund will become a shareholder of the Acquiring Fund and will receive I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

The primary investment strategy of the Acquiring Fund is similar to that of the Fund. While the Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 5 years or less) and shares of registered money market funds that invest in the foregoing, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short duration U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements, other U.S. government securities and shares of registered money market mutual funds that invest in the foregoing.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the Fund’s Prospectus.

Effective on the date of the reorganization, all references to the Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP – 161